UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 24, 2026

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Chemours Company (the “Company”) held its annual meeting of shareholders on April 24, 2026 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders, upon the recommendation of the Company’s Board of Directors, approved The Chemours Company 2026 Equity and Incentive Plan (the “Plan”). The Plan provides for grants to employees, independent contractors, or non-employee directors of the Company of different forms of awards, including stock options, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards and dividend equivalent rights, with a maximum of 6,375,275 shares reserved for issuance, less one share for every one share of common stock granted under the Prior Plan (as defined in the Plan) between March 2, 2026 and the effective date of the Plan. A description of the Plan is contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 10, 2026 and the complete text of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 24, 2026.

At the Annual Meeting, shareholders:

•
elected all eleven director nominees to serve a one-year term;
•
approved the Company’s annual “say-on-pay” vote on an advisory basis;
•
approved the Plan; and
•
ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

The final voting results for each proposal were as follows:

Proposal 1 – Election of Directors to Serve One-Year Term

Nominee	For	Against	Abstain	Broker Non-Votes
George R. Brokaw	108,084,939 (95.8%)	4,608,412	122,192	16,493,566
Alister Cowan	111,973,151 (99.3%)	721,042	121,349	16,493,567
Mary B. Cranston	110,697,361 (98.1%)	1,995,663	122,519	16,493,566
Denise M. Dignam	111,929,635 (99.2%)	767,997	117,911	16,493,566
Pamela F. Fletcher	111,849,508 (99.1%)	820,320	145,715	16,493,566
Erin N. Kane	111,472,071 (98.8%)	1,220,958	122,518	16,493,562
Joseph D. Kava	111,986,271 (99.3%)	708,693	120,581	16,493,564
Sean D. Keohane	111,705,234 (99.0%)	990,457	119,856	16,493,562
Courtney R. Mather	111,813,859 (99.1%)	883,596	118,084	16,493,570
Livingston L. Satterthwaite	110,918,582 (98.3%)	1,778,880	118,084	16,493,563
Leslie M. Turner	111,778,533 (99.1%)	890,930	146,080	16,493,566

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
110,058,427	2,527,583	229,523	16,493,576

Proposal 3 – Approval of the Plan

For	Against	Abstain	Broker Non-Votes
108,842,885	3,734,567	238,082	16,493,575

Proposal 4 – Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
128,312,790	813,925	182,394	N/A

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 The Chemours Company 2026 Equity and Incentive Plan.

104 Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Shane Hostetter
Shane Hostetter
Senior Vice President, Chief Financial Officer
Date:	April 29, 2026